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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JULY 31, 2002

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                                  DIVINE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-30043                  36-4301991
(State or other jurisdiction of   (Commission File             (IRS Employer
incorporation or organization)         Number)              Identification No.)

                              1301 N. ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600

        Former name or former address, if changed since last report: N/A


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

ACQUISITION OF DELANO TECHNOLOGY CORPORATION.

         On July 31, 2002, pursuant to the Plan of Arrangement by way of the Combination Agreement, dated as of March 12, 2002, and amended as of May 30, 2002, between divine, inc., a Delaware corporation ("DIVINE"), and Delano Technology Corporation, an Ontario corporation ("DELANO"), divine acquired 100% of the outstanding common shares of Delano (the "ARRANGEMENT"). The Arrangement was approved at a special meeting of Delano shareholders on July 25, 2002, and received Canadian court approval on July 30, 2002. Under the Plan of Arrangement, divine issued, or will issue, a total of approximately 2,062,000 shares of divine Class A common stock ("DIVINE STOCK"). divine issued for each Delano common share either (i) 0.04748 shares of divine Stock, or (ii) for certain electing Canadian Delano shareholders, 0.04748 newly issued exchangeable shares of Delano, which will not be listed on any exchange, which have the same voting and dividend rights as divine Stock, and which are exchangeable on a one-for-one basis at any time into divine Stock (the "EXCHANGEABLE SHARES"). Cash was paid in lieu of fractional shares.

         The shares of divine Stock issued directly in the Arrangement were exempt securities under Section 3(a)(10) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the divine Stock issuable upon exchange of the Exchangeable Shares was registered under the Securities Act. The Arrangement was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

         A copy of the press release issued by divine on July 31, 2002, with respect to the effectiveness of the Arrangement is attached hereto as Exhibit
99.1 and is incorporated herein by this reference.

         The Prospectus, dated July 31, 2002 (the "PROSPECTUS"), included in divine's Registration Statement on Form S-3, as amended (File No. 333-91514) (the "REGISTRATION STATEMENT"), sets forth certain additional information regarding the Arrangement, divine, and Delano. A copy of the Combination Agreement, as amended, is filed herewith as Exhibit 2.1, and is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENT OF BUSINESSES ACQUIRED.

         To be filed by amendment.

(b)      PRO FORMA FINANCIAL INFORMATION.

         To be filed by amendment.

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(c)      EXHIBITS.

         The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 13, 2002

                                divine, inc.


                                By:  /S/ MICHAEL P. CULLINANE
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                                     Michael P. Cullinane
                                     Executive Vice President, Chief Financial
                                     Officer, and Treasurer

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                                  DIVINE, INC.

                                  EXHIBIT INDEX


    Exhibit
    Number                          Description of Exhibit
    -------                         ----------------------

     2.1(a) Combination Agreement, dated as of March 12, 2002, between divine, inc. and Delano Technology Corporation (the "COMBINATION AGREEMENT") (incorporated herein by reference to Exhibit 2.1 to divine's Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on March 14, 2002 (the "DELANO 8-K")).

     2.1(b) Amendment to the Combination Agreement, dated as of May 30, 2002 (incorporated herein by reference to Exhibit 2.1 to divine's Current Report on Form 8-K, filed with the SEC on May 31, 2002).

     99.1 Press release of divine, inc. announcing the completion of the acquisition of Delano by divine, dated July 31, 2002.

     99.2 Agreement, dated March 13, 2002, by divine to furnish supplementally to the SEC, upon request, copies of omitted schedules (incorporated herein by reference to Exhibit 99.2 to the Delano 8-K).

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